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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 2, 2000


                            Liteglow Industries, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Utah                      0-27087                 65-05164035
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(State or other jurisdiction     (Commission File   (IRS Employer Identification
 of Incorporation)               Number)            Number)


2301 N.W. 33rd Court, Unit 112, Pompano Beach, Florida 33069
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (954) 971-4569


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 1.  Changes in Control of Registrant.

         None.

Item 2.  Acquisition or Disposition of Assets.

         None.

Item 3.  Bankruptcy or Receivership.

         None.

Item 4.  Changes in Registrant's Certifying Accountant.

         On May 26, 2000, the Company dismissed Daszkal, Bolton, Manela, Devlin & Co., Boca Raton, Florida, as its independent accountant. Except as provided in the next sentence, the report of Daszkal, Bolton, Manela, Devlin & Co., on the financial statements of the Company for the two fiscal years ended December 31, 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Daszkal, Bolton, Manela, Devlin & Co., dated May 21, 1999, for the year ended December 31, 1998, contained a going concern opinion. In connection with the Company's audits for the fiscal years ended December 31, 1998, and 1999, and through May 26, 2000, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in their report on the financial statements for such year. The Company does not believe that during the two years ended December 31, 1999, and through May 26, 2000, there were any reportable events (as defined in Regulation S-B, Item 304(a)(1)(v)) with Daszkal, Bolton, Manela, Devlin & Co. Pursuant to Regulation S-B, Item 304(a)(3), the Company has filed with this Report a letter addressed to the Securities and Exchange Commission by Daszkal, Bolton, Manela, Devlin & Co., stating that that firm agrees with the above statements.

Item 5.  Other Events.

         None.




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Item 6.  Resignations of Registrant's Directors.

         None.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The letter of Daszkal, Bolton, Manela, Devlin & Co., addressed to the Commission pursuant to Item 4 of this Form and Regulation S-B, Item 304 is filed with this Report.

Item 8.  Change in Fiscal Year.

         None.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None.
























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.


                                           LITEGLOW INDUSTRIES, INC.


Dated: June 1, 2000                        By: /s/ Spencer Krumholz
                                               ---------------------------------
                                               Spencer Krumholz, President
























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